EXHIBIT A

JOINT FILING AGREEMENT

The undersigned each agree that this joint Amendment No. 2 to Schedule 13D dated December 23, 2003 relating to the shares of common stock, $0.01 par value per share, of OMNI Energy Services Corp., to which this Agreement is attached as Exhibit A, shall be filed on behalf of the undersigned.

December 23, 2003	/s/ Crichton W. Brown
Date	Steven T. Stull By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL PARTNERS LIMITED
PARTNERSHIP
ADVANTAGE CAPITAL PARTNERS II
LIMITED PARTNERSHIP
By:	Advantage Capital Corporation,
General Partner

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL CORPORATION

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney
A-1
ADVANTAGE CAPITAL PARTNERS III
LIMITED PARTNERSHIP
By:	Advantage Capital Management
Corporation, General Partner

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL
MANAGEMENT CORPORATION

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL PARTNERS IV
LIMITED PARTNERSHIP
By:	Advantage Capital Financial Company,
L.L.C., General Partner

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL FINANCIAL
COMPANY, L.L.C.

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney
A-2
ADVANTAGE CAPITAL PARTNERS V
LIMITED PARTNERSHIP
By:	Advantage Capital Advisors, L.L.C.,
General Partner

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL ADVISORS, L.L.C.

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL PARTNERS VI
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA VI,
L.L.C., General Partner

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL NOLA VI, L.L.C.

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney
A-3
ADVANTAGE CAPITAL PARTNERS VII
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA VII,
L.L.C., General Partner

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL NOLA VII, L.L.C.

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL PARTNERS VIII
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA VIII,
L.L.C., General Partner

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL NOLA VIII, L.L.C.

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney
A-4
ADVANTAGE CAPITAL PARTNERS IX
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA IX,
L.L.C., General Partner

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL NOLA IX, L.L.C.

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL PARTNERS X
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA X,
L.L.C., General Partner

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL NOLA X, L.L.C.

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney
A-5
ADVANTAGE CAPITAL TECHNOLOGY
FUND, L.L.C.
By:	Advantage Capital Technology
Advisors, L.L.C.
Managing Member

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney

ADVANTAGE CAPITAL TECHNOLOGY
ADVISORS, L.L.C.

By:	/s/ Crichton W. Brown
Steven T. Stull, President, By Crichton W. Brown with power of attorney